Debt	12 Months Ended
Dec. 31, 2022
Debt Instruments [Abstract]
Debt	Debt
At December 31, 2022 and 2021, total long-term debt, net of debt issuance costs of $6.6 million and $8.4 million, respectively, consists of the following:

(in thousands)	2022	2021
0.500% Senior Unsecured Cash Convertible Notes due 2023	$389,552	$375,149
1.000% Senior Unsecured Cash Convertible Notes due 2024	464,331	446,503
0.000% Senior Unsecured Convertible Notes due 2027	497,336	496,804
3.75% Series B Senior Notes due October 16, 2022	—	301,843
3.90% Series C Senior Notes due October 16, 2024	—	26,967
German Private Placement (2017 Schuldschein)	116,699	294,504
German Private Placement (2022 Schuldschein)	393,532	—
Total long-term debt	1,861,450	1,941,770
Less current portion	389,552	847,626
Long-term portion	$1,471,898	$1,094,144
The notes are all unsecured obligations that rank pari passu. Interest expense on long-term debt was $55.1 million, $50.7 million and $63.5 million for the years ended December 31, 2022, 2021 and 2020, respectively.
At December 31, 2021, the 2023 Notes were classified as current due to contingent conversion features as discussed below. No Contingent Conversion Conditions were triggered as of December 31, 2022 but the 2023 Notes remain classified as current because they become due in less than 12 months.
Repayments of long-term debt for the years ended December 31, 2022, 2021 and 2020 consisted of:

(in thousands)	2022	2021	2020
German Private Placement (2017 Schuldschein)	$153,003	$41,145	$—
0.875% Senior Unsecured Cash Convertible Notes due 2021	—	200	296,400
3.75% Series B Senior Notes due October 16, 2022	300,000	—	—
3.90% Series C Senior Notes due October 16, 2024	27,000	—	—
	$480,003	$41,345	$296,400
The principal amount, carrying amount and fair values of long-term debt instruments are summarized below:

	As of December 31, 2022
(in thousands)	Principal Amount	Unamortized debt discount and issuance costs	Carrying Amount	Fair Value
				Amount	Leveling
Cash Convertible Notes due 2023	$400,000	($10,448)	$389,552	$493,436	Level 1
Cash Convertible Notes due 2024	500,000	(35,669)	464,331	596,485	Level 1
Convertible Notes due 2027	500,000	(2,664)	497,336	471,545	Level 1
German Private Placement (2017 Schuldschein)	116,821	(122)	116,699	255,911	Level 2
German Private Placement (2022 Schuldschein)	394,638	(1,106)	393,532	345,743	Level 2
	$1,911,459	($50,009)	$1,861,450	$2,163,120

	As of December 31, 2021
(in thousands)	Principal Amount	Unamortized debt discount and issuance costs	Carrying Amount	Fair Value
				Amount	Leveling
Cash Convertible Notes due 2023	$400,000	($24,851)	$375,149	$547,256	Level 1
Cash Convertible Notes due 2024	500,000	(53,497)	446,503	647,100	Level 1
Convertible Notes due 2027	500,000	(3,196)	496,804	536,400	Level 1
U.S. Private Placement (1)	328,971	(161)	328,810	331,566	Level 2
German Private Placement (2017 Schuldschein)	294,738	(234)	294,504	296,587	Level 2
	$2,023,709	($81,939)	$1,941,770	$2,358,909
(1)The principal amount of the U.S. Private Placement includes $2.0 million as of December 31, 2021 for the impact of the interest rate swaps which qualify for hedge accounting as fair value hedges which are further discussed in Note 14 "Derivatives and Hedging".

Future maturities (stated at the carrying values) of long-term debt as of December 31, 2022 are as follows:

Years ending December 31, (in thousands)
2023	$389,552
2024	565,587
2025	54,803
2026	—
2027	610,134
Thereafter	241,374
$1,861,450
Interest expense for the years ended December 31, 2022 and 2021 related to the 2027 Notes and the Cash Convertible Notes was comprised of the following:

(in thousands)	2022	2021
Coupon interest	$7,000	$7,000
Amortization of original issuance discount	30,170	28,864
Amortization of debt issuance costs	2,593	2,521
Total interest expense	$39,763	$38,385
Convertible Notes due 2027
On December 17, 2020, we issued zero coupon convertible notes in an aggregate principal amount of $500.0 million with a maturity date of December 17, 2027 (2027 Notes). The 2027 Notes carry no coupon interest. The net proceeds of the 2027 Notes totaled $497.6 million, after payment of debt issuance costs of $3.7 million.
In accounting for the issuance of the 2027 Notes in 2020 prior to the adoption of ASU 2020-06, we separated the 2027 Notes into liability and equity components. We allocated $445.9 million of the 2027 Notes to the liability component, representing the fair value of a similar debt instrument that does not have an associated convertible feature; and $54.1 million to the equity component, representing the conversion option, which did not meet the criteria for separate accounting as a derivative as it is indexed to our own stock. ASU 2020-06 was adopted on January 1, 2021, and this resulted in a decrease of
$54.1 million to additional paid-in capital and an increase of $0.3 million to retained earnings for the conversion feature related to the liability for the 2027 Notes.
The effective interest rate of the 2027 Notes is 1.65%, which is imputed based on the amortization of the fair value of the embedded conversion option over the remaining term of the 2027 Notes.
The 2027 Notes are convertible into common shares based on an initial conversion rate, subject to adjustment, of 2,477.65 shares per $200,000 principal amount of notes (which represents an initial conversion price of $80.7218 per share, or 6.2 million underlying shares). At conversion, we will settle the 2027 Notes by repaying the principal portion in cash and any excess of the conversion value over the principal amount in shares of common stock.
The notes may be redeemed at the option of each noteholder at their principal amount on December 17, 2025 or in connection with a change of control or delisting event.
The 2027 Notes are convertible in whole, but not in part, at the option of the noteholders on a net share settlement basis, at the prevailing conversion price in the following circumstances beginning after January 27, 2021 through June 16, 2027:
•if the last reported sale price of our common stock for at least 20-consecutive trading days during a period of 30-consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; or
•if we undergo certain fundamental changes, including a change of control, as defined in the agreement; or
•if parity event or trading price unavailability event, as the case maybe occurs during the period of 10 days, including the first business day following the relevant trading price notification date; or
•if we distribute assets or property to all or substantially all of the holders of our common stock and those assets or other property have a value of more than 25% of the average daily volume-weighted average trading price of our common stock for the prior 20 consecutive trading days; or
•in case of early redemption in respect of the outstanding notes at our option, where the conversion date falls in the period from (and including) the date on which the call notice is published to (and including) the 45th business day prior to the redemption date; or
•if we experience certain customary events of default, including defaults under certain other indebtedness, until such event of default has been cured or waived.

The noteholders may convert their notes at any time, without condition, on or after June 17, 2027 until the 45th business day prior to December 17, 2027.
No Contingent Conversion Conditions were triggered for the 2027 Notes as of December 31, 2022 or December 31, 2021.
Cash Convertible Notes due 2023 and 2024
On September 13, 2017, we issued $400.0 million aggregate principal amount of Cash Convertible Senior Notes which is due in 2023 (2023 Notes). The net proceeds of the 2023 Notes were $365.6 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs.
On November 13, 2018, we issued $500.0 million aggregate principal amount of Cash Convertible Senior Notes which is due in 2024 (2024 Notes). The net proceeds of the 2024 Notes were $468.9 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs.
We refer to the 2023 Notes and 2024 Notes, collectively as the “Cash Convertible Notes".
Interest on the Cash Convertible Notes is payable semi-annually in arrears and will mature on the maturity date unless repurchased or converted with their terms prior to such date. The interest rate and corresponding maturity of each Note are summarized in the table below. The Cash Convertible Notes that remain outstanding as of December 31, 2022 are solely convertible into cash in whole, but not in part, at the option of noteholders under the circumstances described below and during the contingent conversion periods as shown in the table below.

Cash Convertible Notes	Annual Interest Rate	Date of Interest Payments	Maturity Date	Contingent Conversion Period	Conversion Rate per $200,000 Principal Amount
2023 Notes	0.500%	March 13 and September 13	September 13, 2023	From October 24, 2017 to March 13, 2023	4,829.7279
2024 Notes	1.000%	May 13 and November 13	November 13, 2024	From December 24, 2018 to August 2, 2024	4,360.3098
Additionally, conversion may occur at any time following a Contingent Conversion Period through the fifth business day immediately preceding the applicable maturity date.
Upon conversion, noteholders will receive an amount in cash equal to the Cash Settlement Amount, calculated as described below. The Cash Convertible Notes are not convertible into shares of our common stock or any other securities.
Noteholders may convert Cash Convertible Notes into cash at their option at any time during the Contingent Conversion Periods described above only under the following circumstances (Contingent Conversion Conditions):
•if the last reported sale price of our common stock for at least 20-consecutive trading days during a period of 30-consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;
•if we undergo certain fundamental changes, including a change of control, as defined in the agreement;
•if parity event or trading price unavailability event, as the case maybe occurs for the 2023 Notes and 2024 Notes during the period of 10 days, including the first business day following the relevant trading price notification date;
•if we elect to distribute assets or property to all or substantially all of the holders of our common stock and those assets or other property have a value of more than 25% of the average daily volume-weighted average trading price of our common stock for the prior 20 consecutive trading days;
•if we elect to redeem the Cash Convertible Notes; or
•if we experience certain customary events of default, including defaults under certain other indebtedness until such event has been cured or waived or the payment of the Notes have been accelerated.

No Contingent Conversion Conditions were triggered for the 2023 Notes as of December 31, 2022. As of December 31, 2021, the 2023 Notes were contingently convertible. No Contingent Conversion Conditions were triggered for the 2024 Notes as of December 31, 2022 or December 31, 2021.
The Contingent Conversion Conditions in the 2023 Notes and 2024 Notes noted above have been analyzed under ASC 815, Derivatives and Hedging, and, based on our analysis, we determined that each of the embedded features listed above are clearly and closely related to the 2023 Notes and 2024 Notes (i.e., the host contracts). As a result, pursuant to the accounting provisions of ASC 815, Derivatives and Hedging, these features noted above are not required to be bifurcated as separate instruments.
Upon conversion, holders are entitled to a cash payment (Cash Settlement Amount) equal to the average of the conversion rate multiplied by the daily volume-weighted average trading price for our common stock over a 50-day period. The conversion rate is subject to adjustment in certain instances but will not be adjusted for any accrued and unpaid interest. In addition, following the occurrence of certain corporate events that may occur prior to the applicable maturity date, we may be required to pay a cash make-whole premium by increasing the conversion rate for any holder who elects to convert Cash Convertible Notes in connection with the occurrence of such a corporate event.
We may redeem the Cash Convertible Notes in their entirety at a price equal to 100% of the principal amount of the applicable Cash Convertible Notes plus accrued interest at any time when 20% or less of the aggregate principal amount of the applicable Cash Convertible Notes originally issued remain outstanding.
Because the Cash Convertible Notes contain an embedded cash conversion option, we have determined that the embedded cash conversion option is a derivative financial instrument, which is required to be separated from the Cash Convertible Notes and accounted for separately as a derivative liability, with changes in fair value reported in our consolidated statements of income until the cash conversion option transaction settles or expires. The initial fair value liability of the embedded cash conversion option was $74.5 million for the 2023 Notes and $98.5 million for the 2024 Notes, which simultaneously reduced the carrying value of the Cash Convertible Notes (effectively an original issuance discount). For further discussion of the derivative financial instruments relating to the Cash Convertible Notes, refer to Note 14 "Derivatives and Hedging".
As noted above, the reduced carrying value on the Cash Convertible Notes resulted in a debt discount that is amortized to the principal amount through the recognition of non-cash interest expense using the effective interest method over the expected life of the debt, six years for both the 2023 Notes and 2024 Notes. This resulted in our recognition of interest expense on the Cash Convertible Notes at an effective rate approximating what we would have incurred had nonconvertible debt with otherwise similar terms been issued. The effective interest rate is 3.997% for 2023 Notes and 4.782% for the 2024 Notes, which is imputed based on the amortization of the fair value of the embedded cash conversion option over the remaining term of the Cash Convertible Notes.
We incurred approximately $6.2 million and $5.7 million in transaction costs for the 2023 Notes and 2024 Notes, respectively. Such costs have been allocated to the Cash Convertible Notes and deferred and are being amortized to interest expense over the terms of the Cash Convertible Notes using the effective interest method.
Cash Convertible Notes Call Spread Overlay
Concurrent with the issuance of the Cash Convertible Notes, we entered into privately negotiated hedge transactions (Call Options) with, and issued warrants to purchase shares of our common stock (Warrants) to, certain financial institutions. We refer to the Call Options and Warrants collectively as the “Call Spread Overlay”. The Call Options are intended to offset any cash payments payable by us in excess of the principal amount due upon any conversion of the Cash Convertible Notes. The Call Options are derivative financial instruments and are discussed further in Note 14 "Derivatives and Hedging". The Warrants are equity instruments and are further discussed in Note 18 "Equity".
Aside from the initial payment of a premium, we will not be required to make any cash payments under the Call Options, and will be entitled to receive an amount of cash, generally equal to the amount by which the market price per share of our common stock exceeds the exercise price of the Call Options during the relevant valuation period. The exercise price under the Call Options is initially equal to the conversion price of the Cash Convertible Notes.
The Warrants that were issued with our Cash Convertible Notes, could have a dilutive effect to the extent that the price of our common stock exceeds the applicable strike price of the Warrants. For each Warrant that is exercised, we will deliver to the holder a number of shares of our common stock equal to the amount by which the settlement price exceeds the exercise price, plus cash in lieu of any fractional shares. We will not receive any proceeds if the Warrants are exercised.
U.S. Private Placement
In October 16, 2012, we completed a private placement through the issuance of new senior unsecured notes at a total amount of $400.0 million with a weighted average interest rate of 3.66% (settled on October 16, 2012). The notes were issued in three series: (1) $73.0 million 7-year term due and paid on October 16, 2019 (3.19%); (2) $300.0 million 10-year term due and paid on October 16, 2022 (3.75%); and (3) $27.0 million 12-year term due on October 16, 2024 (3.90%) but called and paid in October 2022. We paid $2.1 million in debt issuance costs which will be amortized through interest expense using the effective interest method over the lifetime of the notes. The note purchase agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on priority indebtedness and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2022. During 2014, we entered into interest rate swaps, which effectively fixed the fair value of $200.0 million of this debt. The interest rate swaps expired in October 2022 following the repayments of $127.0 million in 2022 and $73.0 million in 2019. These interest rate swaps qualify for hedge accounting as fair value hedges as further described in Note 14 "Derivatives and Hedging".
German Private Placement (2017 Schuldschein)
In 2017, we completed a German private placement bond (2017 Schuldschein) which was issued in several tranches totaling $331.1 million due in various periods through 2027. In the first quarter of 2021, we repaid $41.1 million for two tranches that matured. In October 2022, we repaid $153.0 million for the four tranches that matured. The 2017 Schuldschein consists of one U.S. dollar and several Euro denominated tranches. The euro tranches are designated as a foreign currency non-derivative hedging instrument that qualifies as a net investment hedge as described in Note 14 "Derivatives and Hedging". Based on the spot rate method, the change in the carrying value of the euro denominated tranches attributed to the net investment hedge as of December 31, 2022 totaled $5.2 million of unrealized gain and is recorded in equity. We paid $1.2 million in debt issuance costs which are being amortized through interest expense over the lifetime of the notes.
A summary of the tranches is as follows:

				Carrying Value (in thousands) as of December 31,
Currency	Notional Amount	Interest Rate	Maturity	2022	2021
EUR	€21.5 million	Fixed 0.68%	October 2022	$—	$24,340
EUR	€64.5 million	Floating EURIBOR + 0.5%	October 2022	—	73,020
USD	$45.0 million	Floating LIBOR + 1.2%	October 2022	—	44,976
EUR	€25.0 million	Floating EURIBOR + 0.5%	October 2022	—	28,298
EUR	€64.0 million	Fixed 1.09%	June 2024	68,215	72,405
EUR	€31.0 million	Floating EURIBOR + 0.7%	June 2024	33,041	35,071
EUR	€14.5 million	Fixed 1.61%	June 2027	15,443	16,394
				$116,699	$294,504
German Private Placement (2022 Schuldschein)
In July and August 2022, we completed another German private placement bond (2022 Schuldschein) which was issued in several tranches totaling €370.0 million due in various periods through 2035. The 2022 Schuldschein consists of only euro denominated tranches which have either a fixed or floating rate. All tranches except for the €70.0 million fixed 3.04% tranche due August 2035 are ESG-linked wherein the interest rate is subject to adjustment of +/- 0.025% if our ESG rating changes. The euro tranches are designated as a foreign currency non-derivative hedging instrument that qualifies as a net investment hedge as described in Note 14 "Derivatives and Hedging". Based on the spot rate method, the change in the carrying value of the euro denominated tranches attributed to the net investment hedge as of December 31, 2022 totaled $22.0 million of unrealized loss and is recorded in equity. We paid $1.2 million in debt issuance costs which are being amortized through interest expense using the effective interest method over the lifetime of the notes.
A summary of the tranches issued is as follows:

				Carrying Value (in thousands) as of December 31, 2022
Currency	Notional Amount	Interest Rate	Maturity
EUR	€51.5 million	Floating 6M EURIBOR + 0.55%	July 2025	$54,803
EUR	€62.0 million	Fixed 2.741%	July 2027	65,967
EUR	€29.5 million	Floating 6M EURIBOR + 0.70%	July 2027	31,388
EUR	€37.0 million	Fixed 3.044%	July 2029	39,365
EUR	€103.0 million	Floating 6M EURIBOR + 0.85%	July 2029	109,585
EUR	€9.5 million	Fixed 3.386%	July 2032	10,107
EUR	€7.5 million	Floating 6M EURIBOR + 1.0%	July 2032	7,979
EUR	€70.0 million	Fixed 3.04%	August 2035	74,338
				$393,532
Revolving Credit Facility
Our credit facilities available and undrawn at December 31, 2022 total €427.0 million (approximately $455.4 million). This includes a €400.0 million syndicated ESG-linked revolving credit facility expiring December 2025 and three other lines of credit amounting to €27.0 million with no expiration date. The €400.0 million facility can be utilized in Euro and bears interest of 0.550% to 1.500% above EURIBOR, and is offered with interest periods of one, three or six months. The commitment fee is calculated based on 35% of the applicable margin. Commitment fees of $0.9 million and $1.3 million were paid for the years ended December 31, 2022 and 2021, respectively. The revolving facility agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on the encumbrance of assets and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2022. The credit facilities are for general corporate purposes and no amounts were utilized at December 31, 2022.